UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB APPROVAL OMB Number: 3235-0060 Expires: August 31, 2012 Estimated average burden hours per response……5.0

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            January 21, 2010

SOMANETICS CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-19095	38-2394784
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2600 Troy Center Drive, Troy, Michigan	48084-4771
(Address of principal executive offices)	(Zip Code)

1653 East Maple Road, Troy, Michigan	48083-4208
(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code                         (248) 244-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act.
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.   Results of Operations and Financial Condition

On January 21, 2010, Somanetics Corporation announced its financial results for the fourth quarter and year ended November 30, 2009 and certain other information.  A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference.  The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits

Exhibits	Description

99.1	News release dated January 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2010	SOMANETICS CORPORATION
(Registrant)

	By:	/s/ Mary Ann Victor
Mary Ann Victor

	Its:	Vice President, Chief Administrative
Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibits	Description

99.1	News release dated January 21, 2010